Supplement dated February 9, 2009

supplementing the Prospectus dated May 1, 2008

and the Statement of Additional Information dated May 1, 2008 of

Hansberger International Series

401 East Las Olas Boulevard

Suite 1700

Fort Lauderdale, Florida 33301

Telephone No. 954-522-5150

This supplement provides new and additional information beyond that contained in the Prospectus and the Statement of Additional Information (“SAI”) and should be read in conjunction with such Prospectus and SAI.

INTERNATIONAL CORE FUND

Effective immediately, Neil Riddles no longer serves as a portfolio manager of the International Core Fund. All references to Mr. Riddles are removed.

Ronald Holt, Lauretta Reeves, Thomas R.H. Tibbles, Stephen Ho, Barry Lockhart, Trevor Graham and Patrick Tan continue to serve as portfolio managers of the International Core Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE